UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 21, 2017

Enumeral Biomedical Holdings, Inc.

(Exact name of registrant as specified in its charter)

(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-55415 (Commission File Number)	99-0376434 (I.R.S. Employer Identification Number)

200 CambridgePark Drive, Suite 2000 Cambridge, Massachusetts (Address of Principal Executive Offices)	02140 (Zip Code)

(617) 945-9146

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company    ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 2.01	Completion of Acquisition or Disposition of Assets.

On June 21, 2017, Enumeral Biomedical Holdings, Inc. (the “Company”) completed an auction process pursuant to which the Company has sold all of the equipment related to its research and development activities. The Company sold this laboratory equipment in connection with its previously announced decision to eliminate its research and development function. The Company expects to receive cash proceeds in the range of $265,000 to $290,000, net of auction expenses, from the sale of this equipment. Each piece of equipment was sold to the highest bidder in the auction, and there is no material relationship between any of the purchasers of the equipment and the Company, or any director or officer of the Company, or any associate of any such director or officer. As a result of this laboratory equipment sale, the Company expects to incur a loss on disposal of fixed assets in the range of $300,000 to $325,000 during the three month period ending June 30, 2017.

The Company is continuing to explore all available strategic alternatives. As of the date of this filing, and after giving effect to the net proceeds from the equipment sale referenced above, as well as the headcount reductions previously announced and other cost reduction efforts, the Company believes that it has sufficient cash to continue to explore strategic alternatives only into July 2017.

If the Company is unable to effect a strategic transaction or raise additional capital on a timely basis in the near term, the Company will be required to further downsize or wind down its operations through liquidation, bankruptcy, or a sale of its remaining assets.

Item 2.05	Costs Associated with Exit or Disposal Activities.

The information contained in Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENUMERAL BIOMEDICAL HOLDINGS, INC.

Dated: June 26, 2017	By:	/s/ Kevin G. Sarney
		Name:	Kevin G. Sarney
		Title:	Vice President of Finance, Chief Accounting Officer and Treasurer